UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 18, 2004



                              POSSIS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                       0-944                    41-0783184
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission file number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

[c]    Exhibits.

99.1 Press Release, dated May 18, 2004, issued by Possis Medical, Inc.


Item 12. Results of Operations and Financial Conditions

     On May 18, 2004, the Company issued a press release announcing operating results for its third quarter ending April 30, 2004. A copy of the press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

     The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.





                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    May 18, 2004
                                                     POSSIS MEDICAL, INC.



                                                     By: /s/ Eapen Chacko
                                                         -----------------------
                                                         Eapen Chacko
                                                         Vice President, Finance

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

  99.1         Press Release, dated May 18, 2004, issued by Possis Medical, Inc.